Exhibit 99.1

Blueprint Medicines Appoints Daniella Beckman to its Board of Directors

CAMBRIDGE, Mass., (Dec. 9, 2021) / PRNewswire/ -- Blueprint Medicines Corporation (NASDAQ: BPMC) today announced the appointment of Daniella Beckman to its board of directors. Ms. Beckman, who is currently the Chief Financial Officer of Tango Therapeutics and board member for Vor Biopharma and 5:01 Acquisition Corp, brings more than 20 years of corporate strategy, finance and business operations experience.

“Daniella’s wealth of experience in the biopharmaceutical sector brings new strength to our Board of Directors,” said Jeff Albers, Chief Executive Officer and Chairman of the Board of Directors of Blueprint Medicines. “We welcome her perspective and expertise as we continue our evolution as a global leader in precision therapy.”

“Blueprint Medicines has achieved impressive business results and impact for patients in its first 10 years, with two approved medicines, a broad pipeline and a fully integrated global business,” said Ms. Beckman. “I’m excited to join the company at the precipice of its next wave of growth, and I look forward to working with management and other board members to realize the promise of precision medicine for even more patients with significant medical needs.”

Ms. Beckman joins Blueprint Medicines with deep financial and operational experience across the biotechnology industry, having worked with both private and publicly traded companies throughout her career. At Tango Therapeutics, Ms. Beckman oversees finance, investor relations, and business development. Prior to joining Tango, Ms. Beckman was a consultant to early-stage biotechnology companies, leading financial activities and building companies’ financial infrastructures. She also served as Interim Chief Financial Officer for Neon Therapeutics. Previously, Ms. Beckman was Chief Financial Officer of Idenix Pharmaceuticals, where she was responsible for finance, investor relations, and IT until the company was acquired by Merck in 2014. Earlier in her career, she held various finance positions at Coley Pharmaceuticals, Biogen Idec, and PricewaterhouseCoopers (PwC). Ms. Beckman received her BA in business administration and accounting from Boston University. Ms. Beckman also serves as Chair of the Audit Committee and member of the Compensation Committee for the Board of Directors of Vor Biopharma, Chair of the Audit Committee and member of the Nomination and Governance Committee for the Board of Directors of 5:01 Acquisition Corp, and previously served as Chair of both the Audit and the Nomination and Governance Committees for the Board of Directors of Translate Bio.

About Blueprint Medicines

Blueprint Medicines is a global precision therapy company that invents life-changing therapies for people with cancer and hematologic disorders. Applying an approach that is both precise and agile, we create medicines that selectively target genetic drivers, with the goal of staying one step ahead across stages of disease. Since 2011, we have leveraged our research platform, including expertise in molecular targeting and world-class drug design capabilities, to rapidly and reproducibly translate science into a broad pipeline of precision therapies. Today, we are delivering approved medicines directly to patients in the United States and Europe, and we are globally advancing multiple programs for genomically defined cancers, systemic mastocytosis, and cancer immunotherapy. For more information, visit www.BlueprintMedicines.com and follow us on Twitter (@BlueprintMeds) and LinkedIn.

Cautionary Note Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including, without limitation, express or implied statements regarding plans, strategies, timelines and expectations for Blueprint Medicines’ current or future approved drugs and drug candidates, including timelines for marketing applications and approvals, the initiation of clinical trials or the results of ongoing and planned clinical trials; Blueprint Medicines’ plans, strategies and timelines to nominate development candidates; plans and timelines for additional marketing applications for avapritinib and pralsetinib and, if approved, commercializing avapritinib and pralsetinib in additional geographies or for additional indications; the potential benefits of any of Blueprint Medicines’ current or future approved drugs or drug candidates in treating patients; the potential benefits of Blueprint Medicines’ collaborations; timelines and expectations for the proposed acquisition (including future performance and revenue); and Blueprint Medicines’ strategy, goals and anticipated financial performance, milestones, business plans and focus. The words “aim,” “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “target” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Any forward-looking statements in this press release are based on management’s current expectations and beliefs and are subject to a number of risks, uncertainties and important factors that may cause actual events or results to differ materially from those expressed or implied by any forward-looking statements contained in this press release, including, without limitation, risks and uncertainties related to the impact of the COVID-19 pandemic to Blueprint Medicines’ business, operations, strategy, goals and anticipated milestones, including Blueprint Medicines’ ongoing and planned research and discovery activities, ability to conduct ongoing and planned clinical trials, clinical supply of current or future drug candidates, commercial supply of current or future approved products, and launching, marketing and selling current or future approved products; Blueprint Medicines’ ability and plans in continuing to establish and expand a commercial infrastructure, and successfully launching, marketing and selling current or future approved products; Blueprint Medicines’ ability to successfully expand the approved indications for AYVAKIT/AYVAKYT and GAVRETO or obtain marketing approval for AYVAKIT/AYVAKYT in additional geographies in the future; the delay of any current or planned clinical trials or the development of Blueprint Medicines’ current or future drug candidates; Blueprint Medicines’ advancement of multiple early-stage efforts; Blueprint Medicines’ ability to successfully demonstrate the safety and efficacy of its drug candidates and gain approval of its drug candidates on a timely basis, if at all; the preclinical and clinical results for Blueprint Medicines’ drug candidates, which may not support further development of such drug candidates; actions of regulatory agencies, which may affect the initiation, timing and progress of clinical trials; Blueprint Medicines’ ability to obtain, maintain and enforce patent and other intellectual property protection for AYVAKIT/AYVAKYT, GAVRETO or any drug candidates it is developing; Blueprint Medicines’ ability to develop and commercialize companion diagnostic tests for AYVAKIT/AYVAKYT, GAVRETO or any of its current and future drug candidates; Blueprint Medicines’ ability to complete the proposed acquisition in a timely manner or at all; the occurrence of any event, change or other circumstances that could give rise to the termination of the proposed acquisition; and the success of Blueprint Medicines’ current and future collaborations, partnerships or licensing arrangements. These and other risks and uncertainties are described in greater detail in the section entitled “Risk Factors” in Blueprint Medicines’ filings with the Securities and Exchange Commission (SEC), including Blueprint Medicines’ most recent Annual Report on Form 10-K, as supplemented by its most recent Quarterly Report on Form 10-Q and any other filings that Blueprint Medicines has made or may make with the SEC in the future. Any forward-looking statements contained in this press release represent Blueprint Medicines’ views only as of the date hereof and should not be relied upon as representing its views as of any subsequent date. Except as required by law, Blueprint Medicines explicitly disclaims any obligation to update any forward-looking statements.

Blueprint Medicines Contacts

Media:

Sarah Mena Guerrero

+1 (617) 714-6684

media@blueprintmedicines.com

Investor Relations:

Kristin Hodous

+1 (617) 714-6674

ir@blueprintmedicines.com